UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

001-34207
(Commission File No.)
Delaware		33-0728374
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

SUPPLEMENT TO PROXY STATEMENT

for the

ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Dynavax Technologies Corporation:

Notice is hereby given that Dynavax Technologies Corporation (“Dynavax” or the “Company”) intends to adjourn the Annual Meeting of Stockholders, originally scheduled to be held on Wednesday, May 31, 2017, at 9:00 A.M. Pacific Time (the “Annual Meeting”) and reconvene the Annual Meeting on Friday, June 2, 2017, at 9:00 A.M. Pacific Time, at the Company’s executive offices at 2929 Seventh Street, Suite 100, Berkeley, California 94710. This supplement to proxy statement (“Supplement”), supplements the proxy statement dated April 21, 2017 (“Proxy Statement”) previously made available to stockholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The purpose of this Supplement is to clarify the voting requirements to approve Proposal 3 – To approve an amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock from 69,500,000 to 139,000,000.

As originally described in the Proxy Statement, shareholder approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares.  This Supplement clarifies that because we believe this proposal is deemed “routine”, if you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, brokers and nominees can use their discretion to vote “uninstructed”. Accordingly, your broker or nominee may vote your shares on Proposal 3.

Supplement to Proxy Statement

The last sentence under Beneficial Owner: Shares Registered in the Name of Broker or Bank on page 3 is amended to read as follows: “Accordingly, your broker or nominee may not vote your shares on Proposals 1, 2, 4 or 5 without your instructions, but may vote your shares on Proposals 3 and 6.”

Furthermore, the third bullet point under How many votes are needed to approve each proposal?  on page 5 is amended to read as follows:

“Proposal 3, to amend the Company’s Charter to increase the authorized number of shares of common stock from 69,500,000 to 139,000,000, must receive “For” votes from the holders, either in person or by proxy, of a majority of the outstanding shares. If you return your proxy and select “Abstain,” it will have the same effect as an “Against” vote. As Proposal 3 is considered a “routine” matter, we do not expect to receive any broker non-votes.”

Similarly, the last sentence under PROPOSAL 3, on page 30 is amended to read as follows: “Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.”

This Supplement should be read together with the Proxy Statement. Except as described in this Supplement, no other provisions or proposals to be acted upon contained in the Proxy Statement have been amended, and the information contained in this Supplement replaces and supersedes any inconsistent information in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: May 30, 2017	By:	/s/ STEVEN N. GERSTEN
Steven N. Gersten
Vice President